POWER OF ATTORNEY
                                -----------------

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON his attorney for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about December 22, 2010 relating to the reorganization of the Touchstone Healthcare and Biotechnology Fund into the Touchstone Large Cap Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 2010.

                                                   /s/ Phillip R. Cox
                                                   -----------------------------
                                                   PHILLIP R. COX
                                                   Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 14th day of December, 2010, personally appeared before me, PHILLIP
R. COX, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 14th day of December, 2010.

                                                       /s/ Marybeth Maloney
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON his attorney for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about December 22, 2010 relating to the reorganization of the Touchstone Healthcare and Biotechnology Fund into the Touchstone Large Cap Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2010.

                                                   /s/ H. JEROME LERNER
                                                   -----------------------------
                                                   H. JEROME LERNER
                                                   Trustee

STATE OF FLORIDA      )
                      ) ss:
COUNTY OF PALM BEACH  )

On the 10th day of December, 2010, personally appeared before me, H. JEROME LERNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 10th day of December, 2010.

                                                       /s/ Gretchen A Sargent
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON his attorney for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about December 22, 2010 relating to the reorganization of the Touchstone Healthcare and Biotechnology Fund into the Touchstone Large Cap Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of December, 2010.

                                                   /s/ Donald C. Siekmann
                                                   -----------------------------
                                                   DONALD C. SIEKMANN
                                                   Trustee

STATE OF OHIO        )
                     ) ss:
COUNTY OF HAMILTON   )

On the 13th day of December, 2010, personally appeared before me, DONALD C. SIEKMANN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 13th day of December, 2010.

                                                       /s/ John K. Streibich
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON her attorney for her and in her name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about December 22, 2010 relating to the reorganization of the Touchstone Healthcare and Biotechnology Fund into the Touchstone Large Cap Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2010.

                                                   /s/ Susan J. Hickenlooper
                                                   -----------------------------
                                                   SUSAN J. HICKENLOOPER
                                                   Trustee

STATE OF OHIO        )
                     ) ss:
COUNTY OF HAMILTON   )

On the 10th day of December, 2010, personally appeared before me, SUSAN J. HICKENLOOPER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 10th day of December, 2010.

                                                       /s/ Rebecca Zaugg
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON his attorney for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about December 22, 2010 relating to the reorganization of the Touchstone Healthcare and Biotechnology Fund into the Touchstone Large Cap Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2010.

                                                   /s/ John P Zanotti
                                                   -----------------------------
                                                   JOHN P. ZANOTTI
                                                   Trustee

STATE OF OHIO        )
                     ) ss:
COUNTY OF HAMILTON   )

On the 10th day of December, 2010, personally appeared before me, JOHN P. ZANOTTI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 10th day of December, 2010.

                                                       /s/ Beth A Henderson
                                                       -------------------------
                                                       Notary Public